UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box
☐	Preliminary Proxy Statement
☐	Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240 14a-12
CRESCENT ACQUISITION CORP
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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CRESCENT ACQUISITION CORP
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
November 6, 2020
To the Stockholders of Crescent Acquisition Corp:
You are cordially invited to attend the 2020 annual meeting of stockholders of Crescent Acquisition Corp (the “Company”) to be held on Thursday, December 17, 2020 at 10:00 a.m., Pacific Time, virtually via the Internet (the “Annual Meeting”). You can participate in the meeting, vote and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CRSA2020 and entering the voter control number included on the Notice of Internet Availability of Proxy Materials or proxy card. The Annual Meeting is being held virtually via the Internet and you will not be able to attend the meeting in person. The Annual Meeting is being held to consider and vote upon the following proposals:
1.
To elect two directors to serve as Class I directors on the Company’s board of directors (the “Board”) until the 2023 annual meeting of stockholders and until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF WITHUM TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
The Board has fixed the close of business on October 23, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.
Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.
The proxy statement of the Company for the Annual Meeting is dated November 6, 2020. We have elected to deliver our proxy materials to our stockholders over the Internet. On or about November 6, 2020, we will mail a Notice of Internet Availability of Proxy Materials and make our proxy materials available to our stockholders over the Internet. Such Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as how to receive a paper copy of our proxy materials.
By Order of the Board,
/s/ Robert D. Beyer
Executive Chairman of the Board
IMPORTANT
Whether or not you expect to virtually attend the Annual Meeting, you are respectfully requested by the Board to submit your proxy promptly by signing, dating and returning the proxy card (if you received a paper copy of the proxy materials) or by following the instructions contained in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote at the Annual Meeting.
PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by returning the proxy card (if you received a paper copy of the proxy materials) or by following the instructions contained on the proxy card or voting instruction form.

CRESCENT ACQUISITION CORP
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 17, 2020
To the Stockholders of Crescent Acquisition Corp:
NOTICE IS HEREBY GIVEN that the 2020 annual meeting of stockholders of Crescent Acquisition Corp, a Delaware corporation (the “Company”), will be held on Thursday, December 17, 2020 at 10:00 a.m., Pacific Time, virtually via the Internet (the “Annual Meeting”). You can participate in the meeting, vote and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CRSA2020 and entering the voter control number included on the Notice of Internet Availability of Proxy Materials or proxy card. The Annual Meeting is being held virtually via the Internet and you will not be able to attend the meeting in person. The Annual Meeting is being held to consider and vote upon the following proposals:
1.
To elect two directors to serve as Class I directors on the Company’s board of directors (the “Board”) until the 2023 annual meeting of stockholders and until their successors are elected and qualified;

2.	To ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record of the Company as of the close of business on October 23, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.
Your vote is important. Proxy voting permits stockholders unable to virtually attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning the proxy card (if you received a paper copy of the proxy materials), or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.
Even if you plan to virtually attend the Annual Meeting, it is strongly recommended that you submit your proxy before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to virtually attend. You are urged to review carefully the information contained in the proxy statement prior to deciding how to vote your shares.
By Order of the Board,
/s/ Robert D. Beyer
Executive Chairman of the Board
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING
The proxy statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 are available on the Internet at www.proxyvote.com.

CRESCENT ACQUISITION CORP
11100 Santa Monica Blvd., Suite 2000
Los Angeles, CA 90025
PROXY STATEMENT
2020 ANNUAL MEETING OF STOCKHOLDERS
to be held on Thursday, December 17, 2020, at 10:00 a.m., Pacific Time, virtually via the Internet at
www.virtualshareholdermeeting.com/CRSA2020
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why did I receive these materials?
The proxy materials, including the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, are being made available to you in connection with the solicitation of proxies by the board of directors (the “Board of Directors” or “Board”) of Crescent Acquisition Corp (the “Company,” “we,” “us,” and “our”), a blank check company incorporated in Delaware for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout the proxy statement as our initial business combination, for use at the annual meeting of stockholders to be held on Thursday, December 17, 2020 at 10:00 a.m., Pacific Time, virtually via the Internet (the “Annual Meeting”). The proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. The proxy materials were made available to the Company’s stockholders on or about November 6, 2020.
Why did I receive a notice in the mail regarding Internet availability of proxy materials instead of a paper copy of the proxy materials?
Pursuant to Rule 14a-16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we have elected to provide access to our proxy materials over the Internet, also known as the “notice and access” delivery method. Accordingly, on or about November 6, 2020, we are sending a Notice of Internet Availability of Proxy Materials to our stockholders of record as of the Record Date (as defined below), while brokers, banks and other nominees who hold shares on behalf of beneficial owners will be sending their own similar notice to the beneficial owners. All stockholders will have the ability to access the proxy materials, including this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, on the website referred to in the Notice of Internet Availability of Proxy Materials or to request to receive a printed copy of the proxy materials. Instructions on how to request a printed copy by mail or electronically, including an option to request paper copies on an ongoing basis, may be found in the Notice of Internet Availability of Proxy Materials and on the website referred to in the Notice of Internet Availability of Proxy Materials. We intend to mail this proxy statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials within three business days of such request.
What is included in the proxy materials?
The proxy materials include:
•	This proxy statement for the Annual Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2020.
What proposals will be addressed at the Annual Meeting?
Stockholders will be asked to consider the following proposals at the Annual Meeting:
1.	To elect two directors to serve as Class I directors on the Board until the 2023 annual meeting of stockholders and until their successors are elected and qualified;
2.	To ratify the selection by our audit committee of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2020; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
We will also consider any other business that properly comes before the Annual Meeting.
How does the Board of Directors recommend that I vote?
Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Who may vote at the Annual Meeting of stockholders?
Stockholders who owned shares of the Company’s common stock, par value $0.0001 per share, including the Company’s Class A common stock and the Company’s Class F common stock, as of the close of business on October 23, 2020 are entitled to vote at the Annual Meeting. As of the Record Date, there were 31,250,000 shares of our common stock issued and outstanding, including 25,000,000 shares of Class A common stock (that were initially sold as part of our initial public offering) and 6,250,000 shares of Class F common stock (that were initially issued to our sponsor prior to our initial public offering). Holders of both classes of common stock are entitled to vote as a single class on all matters to be voted upon at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote.
How many votes must be present to hold the Annual Meeting?
Your shares are counted as present at the Annual Meeting if you virtually attend and vote at the Annual Meeting, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On October 23, 2020, there were 31,250,000 shares of the Company’s common stock outstanding and entitled to vote. A majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present virtually or represented by proxy at the Annual Meeting to constitute a quorum and in order for us to conduct the Annual Meeting.
How many votes do I have?
Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the beneficial ownership of Company stock by each of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a voting instruction form.
What is the proxy?
The proxy enables you to appoint the named proxy holder(s) as your representative at the Annual Meeting. By submitting your proxy, you are authorizing the named proxy holder(s) to vote your shares at the Annual Meeting in accordance with your instructions. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you submit your proxy before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy submission, the proxy holder(s) will vote your shares according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?
There are several ways to vote if you are a stockholder of record:
•
By virtually attending the Annual Meeting. You may participate in the meeting, vote and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CRSA2020 and entering the voter control number included on the Notice of Internet Availability of Proxy Materials or proxy card and following the instructions.

•
Over the Internet. You vote by proxy by going to www.proxyvote.com and entering the voter control number included on the Notice of Internet Availability of Proxy Materials or proxy card and following the instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Time, on December 16, 2020, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•
By mail. If you received a paper copy of the proxy materials by mail, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. Your proxy card must be received by December 16, 2020, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

•
By telephone. If you received a paper copy of the proxy materials by mail, you may vote by proxy by calling the phone number provided on the proxy card and following the instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Time, on December 16, 2020, the day before the Annual Meeting, for your proxy to be valid and your vote to count.

If I am a beneficial owner of shares held in street name, how do I vote?
There are several ways to vote if you are a beneficial owner of shares held in street name:
•
By virtually attending the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote by virtually attending the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•
By telephone or over the Internet. You will receive instructions from your brokerage firm, bank, broker-dealer or other nominee that holds your shares if they permit voting by telephone or over the Internet. You should follow such instructions.

•
By mail. If you received a paper copy of the proxy materials by mail from your brokerage firm, bank, broker-dealer or other nominee that holds your shares, you may vote by proxy by filling out the voting instruction form and sending it back in the envelope provided.

Can I attend the Annual Meeting?
We will be hosting the Annual Meeting virtually via the Internet. You will not be able to attend the Annual Meeting in person. You can participate in the meeting, vote and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CRSA2020 and entering the voter control number included on the Notice of Internet Availability of Proxy Materials or proxy card. The Board considers this to be the appropriate format for the Annual Meeting. The meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. The Annual Meeting live webcast will begin promptly on December 17, 2020 at 10:00 a.m. Pacific Time. We encourage you to access the Annual Meeting webcast prior to the start time. Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.
Will my shares be voted if I do not provide my proxy?
If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.
Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain routine matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class I directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.
What vote is required to elect directors?
Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on the outcome of the vote this proposal, assuming that a quorum is present.
What vote is required to ratify the selection by our audit committee of Withum as our independent registered public accounting firm?
Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the stockholders present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on this proposal, assuming that a quorum is present.
Can I change my vote after I have voted?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by following the instructions on the Notice of Internet Availability of Proxy Materials, signing and returning a new proxy card or voting instruction form with a later date or by virtually attending and voting during the Annual Meeting if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s General Counsel at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025 a written notice of revocation prior to the Annual Meeting.
Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not indicate how to vote my proxy?
If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the ratification of Withum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Where do I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.
Who bears the cost of soliciting proxies?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?
References throughout this proxy statement to our sponsor are to CFI Sponsor LLC, a Delaware limited liability company. References throughout this proxy statement to Crescent Capital are to an affiliate of our sponsor, Crescent Capital Group LP, a Delaware limited partnership. Information about the beneficial ownership of Company stock by each of our sponsor and Crescent Capital is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management.”
Who can help answer my questions?
You can contact our General Counsel, George P. Hawley, at (310) 235-5900 or by sending a letter to Mr. Hawley at the offices of the Company at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING
We are making available this proxy statement to you as a stockholder of Crescent Acquisition Corp as part of the solicitation of proxies by the Board for use at the Annual Meeting to be held on Thursday, December 17, 2020, or any adjournment or postponement thereof. The proxy materials, including the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, are available on the Internet at www.proxyvote.com.
Date, Time, Place and Purpose of the Annual Meeting
The Annual Meeting will be held on Thursday, December 17, 2020 at 10:00 a.m., Pacific Time, virtually via the Internet. You can participate in the meeting, vote and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CRSA2020 and entering the voter control number included on your proxy card. The Annual Meeting is being held virtually via the Internet and you will not be able to attend the meeting in person.
You are cordially invited to virtually attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:
•	To elect two directors to serve as Class I directors on the Board until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;
•	To ratify the selection by our audit committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2020; and
•	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Record Date, Voting and Quorum
The Board has fixed the close of business on October 23, 2020 as the record date (the “Record Date”) for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 31,250,000 shares of our common stock issued and outstanding, including 25,000,000 shares of Class A common stock (that were initially sold as part of our initial public offering) and 6,250,000 shares of Class F common stock (that were initially issued to our sponsor prior to our initial public offering). Holders of both classes of common stock are entitled to vote as a single class on all matters to be voted upon at the Annual Meeting. Each share of common stock entitles the holder thereof to one vote.
The holders of 15,625,001 shares of common stock entitled to vote, present virtually or represented by proxy at the Annual Meeting, constitute a quorum.
Required Vote
The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock of the Company entitled to vote in the election directors is required to elect directors.
The approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter by holders of the common stock of the Company present virtually or represented by proxy and entitled to vote on this matter at the Annual Meeting.
Voting
You can vote your shares at the Annual Meeting by proxy or by virtually attending.
You can vote by proxy by having one or more individuals who will be virtually attending the Annual Meeting vote your shares for you. These individuals are called proxies and using them to cast your ballot at the Annual Meeting is called voting by proxy.
If you wish to vote by proxy, you must complete the proxy card provided with the proxy materials and mail it in the envelope provided (if you received a paper copy of the proxy materials) or submit your proxy by telephone or over the Internet in accordance with the instructions on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the named proxy holder(s) to act as your proxy at the Annual Meeting. They will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment or postponement of the Annual Meeting.
Alternatively, you can participate in the meeting, vote and submit questions via live webcast by visiting www.virtualshareholdermeeting.com/CRSA2020 during the meeting time and entering the voter control number included on your proxy card. The Annual Meeting is being held virtually via the Internet and you will not be able to attend the meeting in person.
While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of the proxy holder(s).
A special note for those who plan to virtually attend and vote at the Annual Meeting: if your shares are held in the name of a broker, bank or other nominee, you must have a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.
The Board is asking for your proxy. Giving the named proxy holder(s) your proxy as described herein means you authorize them to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for director and “FOR” the ratification of the selection of Withum as our independent registered public accounting firm and as the proxy holder may determine in his discretion with respect to any other matters that may properly come before the Annual Meeting.
Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our General Counsel, George P. Hawley, at (310) 235-5900.
Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.
Revocability of Proxies
Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our General Counsel at Crescent Acquisition Corp, 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares, or by virtually attending and voting at the Annual Meeting. Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.
Attendance at the Annual Meeting
Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to virtually attend the Annual Meeting but you hold your shares through someone else, such as a broker, you must submit proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Crescent Acquisition Corp as of the record date as acceptable proof of ownership. In addition, you must submit a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies
On or about November 6, 2020, we will mail a Notice of Internet Availability of Proxy Materials and make the proxy materials, including the proxy statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, available on the Internet at www.proxyvote.com to our stockholders. Paper copies will be mailed to stockholders of the Company who request them. The cost of preparing, assembling, printing and mailing such materials, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees.
We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers and directors of the Company, but no additional compensation will be paid to such individuals.
No Right of Appraisal
Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.
Other Business
We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of the Board.
Principal Offices
The mailing address of our principal executive office is Crescent Acquisition Corp, 11100 Santa Monica Blvd, Suite 2000, Los Angeles, CA 90025 and its telephone number is (310) 235-5900.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Officers
The directors and executive officers of the Company are as follows:
Name	Age	Title
Robert D. Beyer	60	Executive Chairman
Jean-Marc Chapus	61	Chairman of the Board
Todd M. Purdy	45	Chief Executive Officer and Director
Christopher G. Wright	48	President
Al Hassanein	40	Chief Financial Officer and Treasurer
George P. Hawley	52	General Counsel and Secretary
Kathleen S. Briscoe	60	Director
John J. Gauthier	59	Director
Jason D. Turner	52	Director
Sandra V. Naftzger	59	Director
Robert D. Beyer has served as our Chief Executive Officer from November 2017 to November 2018 and as our Executive Chairman, acting as Co-Chairman of the Board, since November 2018. Mr. Beyer is Chairman of Chaparal Investments LLC, a private investment firm and holding company which he founded in 2009. From 2005 to 2009, Mr. Beyer served as Chief Executive Officer of The TCW Group, Inc., a global investment management firm. Mr. Beyer previously served as Chief Investment Officer from 2000 to 2005. Mr. Beyer has been a director of Jefferies Financial Group Inc. since 2013. Mr. Beyer is the immediate past chair and a member of the Board of Councilors of USC Dornsife School of Letters, Arts and Sciences, a past chair and member of the Harvard-Westlake School Board of Trustees and a member of the Advisory Board of Milwaukee Brewers Baseball Club. Mr. Beyer was formerly a director of Société Générale Asset Management, S.A. and The TCW Group, Inc. Mr. Beyer was a director of The Allstate Corporation, an NYSE listed company, from 2006 through 2016. Mr. Beyer was a director at The Kroger Co., a NYSE listed company, from 1999 to 2019. Mr. Beyer received an MBA from the UCLA Anderson School of Management and a BS from the University of Southern California.
We believe Mr. Beyer’s extensive leadership and business experience, together with his strong background in capital markets and public company governance, make him well qualified to serve as a member of our board of directors.
Jean-Marc Chapus has served as our Chairman of the Board, acting as Co-Chairman of the Board, since November 2017. Mr. Chapus is a Co-Founder and has been Managing Partner of Crescent Capital and a member of Crescent Capital’s Management Committee since 2011. Prior to 2011, Mr. Chapus was Group Managing Director of TCW, co-managing TCW’s Leveraged Finance Group. Mr. Chapus is also a member of the board of several non-profit organizations, including the Harvard-Westlake School Board of Trustees, and the Advisory Board of the Milwaukee Brewers Baseball Club. Mr. Chapus received his MBA and AB from Harvard University.
We believe Mr. Chapus’s significant investment and financial expertise make him well qualified to serve as a member of our board of directors.
Todd M. Purdy has served as our Chief Executive Officer since November 2018. Mr. Purdy is a seasoned private equity investor with 23 years of investment industry experience. Previously, Mr. Purdy was a Partner at Leonard Green & Partners, or LGP, a leading private equity investment firm based in Los Angeles, California, where he focused on investments in the consumer, retail and services sectors. During Mr. Purdy’s tenure with the firm from 2000 to 2018, LGP grew significantly from investing its third fund, a $1.2 billion pool of committed capital, to investing its seventh fund, a $9.6 billion pool of committed capital. During this time, Mr. Purdy was involved in the acquisitions of 12 portfolio companies, representing more than $15 billion of transaction enterprise value, which collectively completed more than 40 follow-on acquisitions. Prior to LGP, Mr. Purdy was an investment banker with Donaldson, Lufkin & Jenrette in Los Angeles and London. Mr. Purdy graduated from the Honors Business Administration Program at the Ivey Business School at Western University in Canada.

We believe Mr. Purdy’s significant investment and financial expertise make him well qualified to serve as a member of our board of directors.
Christopher G. Wright has served as our President since November 2017. Mr. Wright is a Managing Director, the Head of Private Markets, a member of Crescent Capital’s Management Committee and a member of the Board of Directors of Crescent Capital BDC, Inc. Prior to joining Crescent in 2001, Mr. Wright completed the Financial Management Program with the General Electric Company and upon completion, worked in various finance roles within GE Industrial Systems. Mr. Wright is a current and former member or observer of the Board of numerous private companies, including the lead Director of Savers, Inc. In addition, Mr. Wright is a member of the Board of other non-profit organizations including St. Raphael School Development Board. Mr. Wright received his MBA from Harvard Business School and his BA from Michigan State University.
Al Hassanein has served as our Chief Financial Officer and Treasurer since October 2019. Mr. Hassanein is also the Controller of Crescent Capital since September 2017. Prior to joining Crescent Capital, Mr. Hassanein served as Vice President and Assistant Controller at American Capital, Ltd., a position he held from August 2008 until June 2017. He started his career at Deloitte after receiving his BS in Accounting and Finance from the University of Maryland at College Park and is an active Certified Public Accountant.
George P. Hawley has served as our General Counsel and Secretary since November 2017. Mr. Hawley is Secretary of Crescent Capital BDC, Inc. In addition, Mr. Hawley serves as the general counsel for Crescent Capital. Prior to joining Crescent Capital in 2012, Mr. Hawley was senior vice president and associate general counsel at Trust Company of the West where he supported Crescent Capital on certain funds and accounts sub-advised by TCW to Crescent Capital. From 2000 to 2008, Mr. Hawley was an associate at Paul, Hastings, Janofsky & Walker LLP specializing in asset management, securities, finance and restructuring, and general corporate. Prior to joining Paul Hastings, Mr. Hawley began his legal career at Baker, Keener & Nahra LLP where he practiced litigation. Mr. Hawley received a JD from Loyola Law School and a BA from the University of Notre Dame.
Kathleen S. Briscoe serves as a member of our board of directors. Ms. Briscoe has been a private investor continually since 2004. In addition, Ms. Briscoe has served as Partner, Chief Capital Officer for Dermody Partners since March 2018 and as a consultant to Arixa Capital since November 2017. Ms. Briscoe was the Chief Investment Officer and Chief Operating Officer Real Estate of Cordia Capital Management from November 2013 to February 2017, served as a real estate consultant to Institutional Real Estate, Inc. and Crosswater Realty Advisors from November 2011 to November 2013, and was the Chief Investment Officer of IDS Real Estate Group from March 2009 to October 2011. Prior to that, Ms. Briscoe was a managing director at Buchanan Street Partners and an Executive Vice President at Lowe Enterprises Investors. Ms. Briscoe is a current member of the board of private companies and is a member of NACD. Ms. Briscoe received her MBA from Harvard Business School and her BA from Dartmouth College.
We believe Ms. Briscoe’s significant investment and financial expertise make her well qualified to serve as a member of our board of directors.
John J. Gauthier, CFA serves as a member of our board of directors. Mr. Gauthier runs his own investment consulting company, SSG Advisors, LLC. Mr. Gauthier served as EVP and Chief Investment Officer from February 2010 to February 2017 and SVP and Chief Investment Officer from October 2008 to February 2010 at Allied World Assurance Company Holdings, AG. Additionally, Mr. Gauthier was President of Allied World Financial Services from September 2012 to February 2017 and remained an employee of Allied World Financial Services through January 2018. Prior to his time at Allied, Mr. Gauthier was a Managing Director at Goldman, Sachs & Co. He was also a Managing Director at Conning Asset Management. Mr. Gauthier is a member of the board of directors of Reinsurance Group of America and was a member of the board of directors of MatlinPatterson Asset Management, L.P. from November 2012 to February 2017 and of Blue Vista Capital Management from October 2014 to February 2017. He is also a board member of various private companies. Mr. Gauthier received his MBA from The Wharton School, University of Pennsylvania and his BS from Quinnipiac University.
We believe Mr. Gauthier’s significant investment and financial expertise make him well qualified to serve as a member of our board of directors.

Jason D. Turner serves as a member of our board of directors. Mr. Turner has been the founder, president and Chief Executive Officer of Venbrook Group, LLC since July 2002. Mr. Turner was a board member of various private organizations, including Los Angeles Conservation Corps, American Red Cross (Los Angeles) and Young Presidents Organization. Mr. Turner received his BS from St. Mary’s College of Maryland.
We believe Mr. Turner’s significant insurance and risk management expertise make him well qualified to serve as a member of our board of directors.
Sandra V. Naftzger serves as a member of our board of directors. Ms. Naftzger runs family-owned businesses in California, concentrating in oil and gas production and cattle ranching. Ms. Naftzger’s previous work experience includes positions as Director of Business Development at The Times Mirror Company and Vice President of Corporate Finance at Drexel Burnham Lambert. Ms. Naftzger previously served on the Board of Directors of Water.org, a global nonprofit organization focused on providing access to safe water and sanitation solutions to those in need, as well as Children’s Bureau of Southern California, an agency focused on early childhood abuse prevention and treatment. Ms. Naftzger has also served on the Board of Trustees of the Diocesan Investment Trust of the Episcopal Diocese of Los Angeles, which is responsible for investing the collective funds of 150 church institutions in Southern California. Ms. Naftzger received her MBA from Harvard Business School and her BA from Stanford University.
We believe Ms. Naftzger’s significant investment and financial expertise make her well qualified to serve as a member of our board of directors.
Stockholder Communications
Our Board has established a process for stockholders to send communications to our Board. Stockholders may communicate with our Board generally or a specific director at any time by writing to the Company’s General Counsel, Crescent Acquisition Corp, 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025. We review all messages received, and forward any message that reasonably appears to be a communication from a stockholder about a matter of stockholder interest that is intended for communication to our Board. Communications are sent as soon as practicable to the director to whom they are addressed, or if addressed to our Board generally, to the Chairman of our Board. Because other appropriate avenues of communication exist for matters that are not of stockholder interest, such as general business complaints or employee grievances, communications that do not relate to matters of stockholder interest are not forwarded to our Board.
Director Independence
The rules of The Nasdaq Stock Market LLC (“Nasdaq”), on which securities of the Company are currently listed, require that a majority of the members on our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. We currently have four “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules: Mses. Briscoe and Naftzger and Messrs. Gauthier and Turner. The majority of our board of directors were comprised of independent directors within 12 months from the date of listing to comply with the majority independent board requirement in Rule 5605(b) of the Nasdaq listing rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Board Leadership Structure and Role in Risk Oversight
Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. Our governing documents also allow for two or more Co-Chairman, each with the power and authority to act as the Chairman of the Board. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time. Currently, our Chief Executive Officer and Chairman roles are separately held. Mr. Todd M. Purdy is our Chief Executive Officer. Messrs. Robert D. Beyer and Jean-Marc Chapus are our Executive Chairman and Chairman of the Board, respectively, both of whom act as Co-Chairmen of the Board.

Our Board is actively involved in overseeing our risk management process. Our Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our Board include consideration of the challenges and risks of our businesses, and our Board and management actively engage in discussion on these topics. In addition, each of our Board’s committees considers risk within its area of responsibility. For example, our audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls. In addition, our compensation committee considers risk and structures our executive compensation programs, if any, to provide incentives to appropriately reward executives for growth without undue risk taking.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more officers serving on our Board.
Number and Terms of Office of Officers and Directors
Our Board consists of seven members. Our Board are divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the first class of directors, consisting of Ms. Briscoe and Mr. Gauthier, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mr. Turner and Ms. Naftzger, will expire at the second annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Chapus, Beyer and Purdy, will expire at the third annual meeting of stockholders.
Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Co-Chairman of the Board, Executive Chairman, a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the board of directors.
Committees of our Board
Our Board has two standing committees: an audit committee and a compensation committee. Each of our audit committee and our compensation committee is composed solely of independent directors.
Audit Committee
The members of our audit committee are Mses. Briscoe and Naftzger and Messrs. Gauthier and Turner. Ms. Briscoe serves as chairman of the audit committee.
Each member of the audit committee is financially literate and our board of directors has determined that Ms. Briscoe qualifies as an “audit committee financial expert” as defined in applicable SEC rules.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
•
the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•
pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•
reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•
obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
•
reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Our audit committee charter is available on the Company’s corporate website under the heading “Investor Relations” at http://www.crescentspac.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
Compensation Committee
The members of our compensation committee are Mses. Briscoe and Naftzger and Messrs. Gauthier and Turner. Mr. Gauthier serves as chairman of the compensation committee.
We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•	reviewing and approving the compensation of all of our other officers;
•	reviewing our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
•	producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Our compensation committee charter is available on the Company’s corporate website under the heading “Investor Relations” at http://www.crescentspac.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

Committee Membership, Meetings and Attendance
Each of the audit committee and compensation committee of our Board is comprised entirely of independent directors.
During the year ended December 31, 2019:
•	our Board held 3 meetings;
•	our audit committee held 4 meetings; and
•	our compensation committee held no meetings.
Each of our incumbent directors attended or participated in at least 75% of the meetings of our Board and the respective committees of which she or he is a member held during the period such incumbent director was a director during the year ended December.
We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.
Director Nominations
We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee in connection with our initial business combination. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
The Board will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.
Audit Committee Report
Our audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, which we refer to as “PCAOB.” Additionally, our audit committee has received the written disclosures and the letter from our independent accountant, as required by the applicable requirements of the PCAOB, and has discussed with the independent accountant the independent accountant’s independence. Based upon such review and discussion, our audit committee recommended to our Board that the audited financial statements for the year ended December 31, 2019 be included in our annual report on Form 10-K for the last fiscal year for filing with the SEC.
Submitted by:

Audit Committee of the Board of Directors,

Kathleen S. Briscoe
Sandra V. Naftzger
John J. Gauthier
Jason D. Turner

Code of Ethics
We have adopted a code of ethics applicable to our directors, officers and employees. Our code of ethics is available on the Company’s corporate website under the heading “Investor Relations” at http://www.crescentspac.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
Executive and Director Compensation
None of our officers or directors have received any cash compensation for services rendered to us. Commencing on March 12, 2019, we agreed to pay monthly recurring expenses of $10,000 to Crescent Capital for office space, utilities, and administrative and secretarial support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. In addition, we may pay our sponsor or any of our existing officers or directors, or any entity with which they are affiliated, a finder’s fee, consulting fee or other compensation in connection with identifying, investigating and completing a business combination. Our sponsor, officers, directors, or any of their respective affiliates, may be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors and our or their affiliates and will determine which fees and expenses and the amount of expenses that will be reimbursed. We note that some named executive officers have economic interests in our sponsor.
After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-business combination company will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.
We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of November 5, 2020 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:
•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors; and
•	all our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 31,250,000 shares of our common stock outstanding as of November 5, 2020, including 25,000,000 shares of Class A common stock and 6,250,000 shares of Class F common stock. Voting power represents the combined voting power of common stock owned beneficially by such person. On all matters to be voted upon, the holders of the common stock vote together as a single class. The table below does not include the shares of common stock underlying our outstanding warrants because such securities are not exercisable within 60 days.
	Class A Common Stock		Class F Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
CFI Sponsor LLC (our sponsor)(2)(3)	—	—	6,750,000	19.8%	19.8%
Crescent Capital Group LP	—	—	6,175,000	19.8%	19.8%
Mark Attanasio	—	—	6,175,000	19.8%	19.8%
Robert D. Beyer	—	—	6,175,000	19.8%	19.8%
Jean-Marc Chapus	—	—	6,175,000	19.8%	19.8%
Todd M. Purdy	—	—	6,175,000	19.8%	19.8%
Christopher G. Wright	—	—	—	—	—
Al Hassanein	—	—	—	—	—
George P. Hawley	—	—	—	—	—
Sandra V. Naftzger	—	—	—	—	—
Kathleen S. Briscoe(2)	—	—	25,000	*	*
John J. Gauthier(2)	—	—	25,000	*	*
Jason D. Turner(2)	—	—	25,000	*	*
Glazer Capital, LLC(4)	3,472,971	13.9%	—	—	11.1%
HGC Investment Management Inc.(5)	2,004,504	8.0%	—	—	6.4%
Polar Asset Management Partners Inc.(6)	2,000,000	8.0%	—	—	6.4%
Magnetar Financial LLC(7)	1,750,000	7.0%	—	—	5.6%
Basso SPAC Funds LLC(8)	1,367,814	5.5%	—	—	4.4%
Karpus Investment Management(9)	1,269,325	5.1%	—	—	4.1%
All directors and executive officers as a group (10 individuals)	—	—	6,250,000	100%	20%
*	Less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, CA 90025.

(2)
Interests shown consist solely of shares of Class F common stock. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)
CFI Sponsor LLC is the record holder of the shares reported herein. Crescent Capital Group LP, Beyer Family Interests LLC and TSJD Family LLC are managing members of CFI Sponsor LLC. Messrs. Attanasio and Chapus are the managing members of Crescent Capital Group LP. Mr. Beyer is a managing member of Beyer Family Interests LLC. Mr. Purdy is a managing member of TSJD Family LLC. As such, they may be deemed to have or share beneficial ownership of the Class F common stock held directly by CFI Sponsor LLC. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)
According to a Schedule 13G filed with the SEC on August 10, 2020, Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”) shares voting and dispositive power with Paul J. Glazer with regard to 3,472,971 shares of the Company. These shares are held by certain funds and managed accounts to which Glazer Capital serves as an investment manager (“Glazer Funds”). Mr. Glazer is the Managing Member of Glazer Capital with respect to these shares. The address of the principal business office of each of Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)
According to a Schedule 13G filed with the SEC on February 14, 2020, HGC Investment Management Inc. serves as the investment manager to HGC Arbitrage Fund LP. HGC Investment Management Inc. has voting and dispositive power with regard to the 2,004,504 shares of the Company and their business address is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

(6)
According to a Schedule 13G filed with the SEC on February 10, 2020, Polar Asset Management Partners Inc. serves as the investment manager to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company and certain managed accounts. Polar Asset Management Partners Inc. has voting and dispositive power with regard to the 2,000,000 shares of the Company and their business address is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(7)
According to a Schedule 13G filed with the SEC on February 13, 2020, Magnetar Financial LLC, a Delaware limited liability company (“Magnetar Financial”) shares voting and dispositive power with Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz with regard to the 1,750,000 shares of the Company. These shares are held for Magnetar Constellation Master Fund, Ltd, Magnetar Constellation Fund II, Ltd, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, and Magnetar Capital Master Fund Ltd, all Cayman Islands exempted companies, collectively (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the common Shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC is the general partner of Magnetar Capital Partners LP. The manager of Supernova Management LLC is Alec N. Litowitz. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(8)
According to a Schedule 13G filed with the SEC on October 30, 2020, Basso SPAC Fund LLC, a Delaware limited liability company (“Basso SPAC”), shares voting and dispositive power with Basso Management, LLC, a Delaware limited liability company (“Basso Management”), Basso Capital Management, L.P., a Delaware limited partnership (“BCM”), Basso GP, LLC, a Delaware limited company (“Basso GP”), and Howard I. Fischer with regard to 1,367,814 shares of the Company. The shares are held by Basso SPAC. Basso Management is the manager of Basso SPAC. BCM serves as the investment manager of Basso SPAC. Basso GP is the general partner of BCM. Mr. Fischer is the principal portfolio manager for Basso SPAC, the Chief Executive Officer and a Founding Managing Partner of BCM and a member of each of Basso Management and Basso GP. The address of the principal business office of each of Basso SPAC, Basso Management, BCM, Basso GP and Mr. Fischer is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

(9)
According to a Schedule 13G filed with the SEC on February 14, 2020, Karpus Investment Management serves as an investment manager and has voting and dispositive power with regard to the 1,269,325 shares of the Company and their business address is 183 Sully’s Trail, Pittsford, New York 14534.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Founder Shares
On November 29, 2017, our sponsor purchased 8,625,000 shares of our Class F common stock for $25,000. In January 2018, our sponsor surrendered 1,437,500 of such shares to the Company for no consideration, resulting in an aggregate of 7,187,500 shares of Class F common stock outstanding, up to 937,500 of which were subject to forfeiture to the extent that the over-allotment option granted to the underwriters of our initial public offering was not exercised within 45 days from March 7, 2019, the effective date of our registration statement. In April 2019, such over-allotment option expired, and as a result our sponsor forfeited 937,500 shares of Class F common stock, resulting in an aggregate of 6,250,000 shares of Class F common stock outstanding.
The holders of our Class F common stock have agreed, subject to limited exceptions, not to transfer, assign or sell such shares until the earlier to occur of (A) one year after the completion of our initial business combination or (B) subsequent to our initial business combination, (x) if the last sale price of the Company’s Class A common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which the Company completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property.
Private Placement Warrants
Our sponsor purchased an aggregate of 7,000,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per warrant, or $7,000,000 in the aggregate, in a private placement that occurred simultaneously with the closing of our initial public offering. Each Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like and for certain issuances of equity or equity-linked securities. Private Placement Warrants may be exercised only for a whole number of shares. The Private Placement Warrants (including the Class A common stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial business combination.
Second Amended and Restated Forward Purchase Agreement
We have entered into a forward purchase agreement pursuant to which, as amended and restated, Crescent Capital, in its capacity as investment advisor to one or more investment funds or accounts (the “Crescent Funds”), has committed, on behalf of the Crescent Funds, to purchase, subject to the terms and conditions set forth in such agreement as described below, an aggregate of 5,000,000 shares of our Class A common stock and 1,666,666 2∕3 warrants for an aggregate purchase price of $50,000,000 in a private placement that will close simultaneously with the closing of our initial business combination. Crescent Capital will allocate such purchase obligation, prior to the announcement of our initial business combination, to a particular Crescent Fund or Crescent Funds or otherwise to third party assignees, subject to compliance with applicable securities laws.
The sale of these securities will, if the relevant conditions are satisfied, result in additional gross proceeds available to us for the consummation of our initial business combination and to pay related fees and expenses. To the extent that we obtain alternative financing to fund our initial business combination, the aggregate commitment under the forward purchase agreement will be reduced by the amount of such alternative financing.
Crescent Capital will allocate the obligation to purchase the securities to a Crescent Fund if and only if, as applicable: (i) the investment has been approved by the investment committee, board of directors and/or limited partner advisory board of such Crescent Fund; and (ii) the initial business combination shall be consummated with a company engaged in a business that is within the investment objectives, guidelines and restrictions of such Crescent Fund and not in violation of any conflicts of interest provisions applicable to such Crescent Fund or to Crescent Capital. Crescent Capital will not be committed or obligated to purchase any securities pursuant to the forward purchase agreement if none of the Crescent Funds are able to purchase any such securities due to the conditions described above, unless Crescent Capital expressly agrees in writing to do so. The obligations of the purchasers to the securities are, among other things, conditioned on a requirement that such initial business combination is approved by a unanimous vote of the Board.

The warrants purchased pursuant to the forward purchase agreement will have the same terms as the Private Placement Warrants so long as they are held by a purchaser to the agreement or its permitted transferees, and the shares will be identical to the shares of Class A common stock included in the units sold in our initial public offering, except they will be subject to transfer restrictions and certain registration rights. Any warrant purchased pursuant to the forward purchase agreement held by a holder other than a purchaser to the agreement or its permitted transferees will have the same terms as the warrants included in the units sold in our initial public offering.
The forward purchase agreement also provides that the purchasers thereof and any of their permitted transferees will be entitled to certain registration rights with respect to their purchased shares, including the shares of Class A common stock underlying their purchased warrants.
Registration Rights
The holders of our Class F common Stock and Private Placement Warrants, along with warrants that may be issued upon conversion of working capital loans, if any, will be entitled to registration rights (which in the case of the Class F common stock will be only after their automatic conversion to Class A common stock upon consummation of our initial business combination) pursuant to a registration rights agreement dated March 7, 2019. The holders of these securities will be entitled to certain demand and “piggyback” registration rights. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period for the securities to be registered. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Related Party Loans and Advances
On November 21, 2017, our sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to our initial public offering pursuant to an unsecured promissory note (the “Note”). This Note was amended and restated on November 6, 2018. This Note was non-interest bearing and payable on the earlier of December 31, 2019 or the closing of our initial public offering. On March 13, 2019, the Note balance of $300,000 was repaid in full.
Crescent Capital advanced the Company an aggregate of $118,323 to cover expenses related to our initial public offering. The advances were non-interest bearing and due on demand. On March 13, 2019, these advances were repaid in full.
As of December 31, 2019, an affiliate of the Company paid administrative expenses of $454,757, of which $333,063 was repaid, for a net of $121,694. These amounts are due on demand and are non-interest bearing.
Administrative Services Agreement
We entered into an administrative services agreement pursuant to which we pay Crescent Capital a total of $10,000 per month, for up to 24 months, for office space, utilities, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 24 months from the time of our initial public offering, Crescent Capital will be paid a total of $240,000 ($10,000 per month for 24 months) for office space, utilities, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses.
Related Party Transaction Policy
We have adopted a code of ethics that requires us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by the Board (or the appropriate committee of the Board) or as disclosed in our public filings with the SEC. Under our code of ethics, examples of conflict of interest situations will include, without limitation, any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company.
In addition, our audit committee is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.
Our sponsor, officers and directors or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses to our initial business combination and performing due diligence in connection thereof. Our audit committee reviews on a quarterly basis all payments that were made to our sponsor, officers, directors or our or any of their affiliates and determines which expenses and the amount of expenses will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.
In addition, in order to finance transaction costs in connection with our initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete our initial business combination, we would repay such loaned amounts out of the proceeds of our trust account released to us. Otherwise, such loans would be repaid only out of funds held outside our trust account. The terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-business combination company to determine executive officer and director compensation.

PROPOSAL NUMBER 1 — ELECTION OF TWO CLASS I DIRECTORS
Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.
Ms. Briscoe and Mr. Gauthier are nominated for election at this Annual Meeting of stockholders, as Class I directors, to hold office until the annual meeting of stockholders in 2023, and until their successors are duly elected and qualified.
Unless you indicate otherwise, shares represented by proxies will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.
Nominee Biographies
For biographies of each nominee to serve as a Class I director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”
Required Vote
The two nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees. Broker non-votes will have no effect on this proposal.
Recommendation
Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified.

PROPOSAL NUMBER 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We are asking the stockholders to ratify our audit committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Our audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. Our audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020, our audit committee may reconsider the selection of Withum as our independent registered public accounting firm.
Withum has audited our financial statements for the fiscal year ended December 31, 2019. No representative of Withum is expected to be present virtually at the Annual Meeting. The following is a summary of fees paid or to be paid to Withum for services rendered.
Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum related to audit and review services in connection with our initial public offering totaled approximately $36,585 and $52,530 for the fiscal years ended December 31, 2018 and December 31, 2019, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal years ended December 31, 2018 and December 31, 2019, we did not pay Withum any audit-related fees.
Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We paid Withum $4,635 in each of the fiscal years ended December 31, 2018 and December 31, 2019 in such fees.
All Other Fees. We did not pay Withum for any other services for the years ended December 31, 2018 and December 31, 2019.
Our audit committee has determined that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our initial public offering. As a result, our audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by the Board. Since the formation of our audit committee, and on a going-forward basis, our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by our audit committee prior to the completion of the audit).
Vote Required
The ratification of the appointment of Withum requires the vote of a majority of votes cast by holders of the shares of our common stock present virtually or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on this matter.
Recommendation
Our Board of Directors recommends a vote “FOR” the ratification of the selection by our audit committee of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

OTHER MATTERS
Submission of Stockholder Proposals for the 2021 Annual Meeting
We anticipate that the 2021 annual meeting of stockholders will be held no later than December 31, 2021. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2021 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025 no later than July 9, 2021.
In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2021 annual meeting, assuming the meeting is held on December 17, 2021, notice of a nomination or proposal must be delivered to us no later than September 18, 2021 and no earlier than August 19, 2021. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
Solicitation of Proxies
In connection with the Annual Meeting, proxies are solicited from our stockholders. United States federal securities laws require us to make this proxy statement available to you and specify the information required to be contained in it. This solicitation of proxies is being made by the Board and all expenses of this solicitation will be borne by the Company. These costs may include, among other items, the expense of preparing, assembling, printing and mailing proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors and officers may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our affiliates or who previously requested to receive proxy materials electronically.
Householding Information
For stockholders who request printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 11000 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Investor Relations” at http://www.crescentspac.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. D26306-P46527 2. Ratification of the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm.NOTE: Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof may be transacted. 1. Election of Class I DirectorsNominees: For Against Abstain 1a. Kathleen S. Briscoe ! ! ! 1b. John J. Gauthier ! ! ! For Against Abstain! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. CRESCENT ACQUISITION CORPThe Board of Directors recommends you vote FOR the election of each of the following nominees for director and the proposal below: CRESCENT ACQUISITION CORP11100 SANTA MONICA BOULEVARD, SUITE 2000 LOS ANGELES, CA 90025 VOTE BY INTERNETGo to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on December 16, 2020. Have your proxy card in hand when you access the web site and follow the instructions provided on the web site to obtain your records and to create an electronic voting instruction form.VOTE BY VIRTUALLY ATTENDING THE MEETINGDuring The Meeting - Go to www.virtualshareholdermeeting.com/CRSA2020You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the web site and follow the instructions provided on the web site.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on December 16, 2020. Have your proxy card in hand when you call and then follow the instructions provided by the automated service.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, so that it is received by the day prior to the meeting date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D26307-P46527 CRESCENT ACQUISITION CORPAnnual Meeting of Stockholders December 17, 2020, 10:00 a.m., PSTThis proxy is solicited by the Board of DirectorsThe signatory hereby appoints Todd M. Purdy (the "Proxy"), with full power of substitution, as the proxy to vote all of the shares of common stock of Crescent Acquisition Corp (the "Company") that the signatory is entitled to vote at the 2020 annual meeting of the stockholders of the Company (the "Annual Meeting") to be held on December 17, 2020 at 10:00 a.m., Pacific Time, virtually at www.virtualshareholdermeeting.com/CRSA2020 and any adjournments or postponements thereof. Without limiting the general authorization hereby given, the Proxy is instructed to vote or act as indicated with respect to the proposals listed on the reverse side hereof. If any other matters properly come before the Annual Meeting, unless such authority is withheld on this proxy card, the Proxy will vote on such matters in his discretion.The signatory acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNATORY STOCKHOLDER. IF YOU RETURN A SIGNED PROXY CARD BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED "FOR" THE PROPOSAL AND EACH DIRECTOR NOMINEE SET FORTH ON THE REVERSE SIDE HEREOF. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. Continued on the reverse side. Must be signed on the reverse side.